Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2020
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,673	3,847	4,560		13,080
I-joist sales volume (MELF)	59,487	49,514	63,000		172,001
Plywood sales volume (MSF 3/8")	317,843	313,995	315,950		947,788
Lumber sales volume (MBF)	22,807	21,901	21,592		66,300
LVL mill net sales price ($/CF)	$18.50	$18.36	$18.14		$18.33
I-joist mill net sales price ($/MELF)	$1,276	$1,260	$1,237		$1,257
Plywood net sales price ($/MSF 3/8")	$267	$287	$428		$328
Lumber net sales price ($/MBF)	$520	$535	$596		$550
Segment sales (000)	$320,061	$281,505	$363,674		$965,240
Segment income	$3,763	$17,074	$66,035		$86,872
Segment depreciation and amortization (000)[3]	$29,603	$13,931	$13,938		$57,472
Segment EBITDA (000)[1]	$33,366	$31,005	$79,973		$144,344
EBITDA as a percentage of sales	10.4%	11.0%	22.0%		15.0%
Capital spending (000)	$11,341	$5,644	$6,316		$23,301
Receivables (000)	$69,136	$67,674	$86,892
Inventories (000)	$164,230	$140,120	$136,681
Accounts payable (000)	$44,315	$38,898	$48,194

	2019
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,332	4,594	4,632	4,343	17,901
I-joist sales volume (MELF)	52,166	60,402	60,018	53,966	226,552
Plywood sales volume (MSF 3/8")	335,989	343,035	343,422	314,769	1,337,215
Lumber sales volume (MBF)	20,394	22,059	22,001	20,816	85,270
LVL mill net sales price ($/CF)	$18.87	$18.70	$18.59	$18.51	$18.66
I-joist mill net sales price ($/MELF)	$1,266	$1,279	$1,268	$1,266	$1,270
Plywood net sales price ($/MSF 3/8")	$287	$272	$254	$251	$266
Lumber net sales price ($/MBF)	$653	$637	$601	$552	$611
Segment sales (000)	$319,523	$334,256	$325,102	$296,286	$1,275,167
Segment income	$11,630	$18,908	$15,597	$8,062	$54,197
Segment depreciation and amortization (000)	$13,738	$14,092	$15,252	$14,589	$57,671
Segment EBITDA (000)[1]	$25,368	$33,000	$30,849	$22,651	$111,868
EBITDA as a percentage of sales	7.9%	9.9%	9.5%	7.6%	8.8%
Capital spending (000)	$10,694	$10,883	$9,045	$22,838	$53,460
Receivables (000)	$65,977	$69,742	$65,340	$46,712
Inventories (000)	$183,413	$163,846	$153,801	$158,746
Accounts payable (000)	$45,370	$50,589	$46,238	$44,356

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2018
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,813	4,816	4,463	3,577	17,669
I-joist sales volume (MELF)	62,525	68,060	61,434	44,995	237,014
Plywood sales volume (MSF 3/8")	359,911	368,897	368,046	325,870	1,422,724
Lumber sales volume (MBF)	47,353	45,913	33,911	25,378	152,555
LVL mill net sales price ($/CF)	$17.30	$18.25	$18.33	$18.73	$18.11
I-joist mill net sales price ($/MELF)	$1,179	$1,220	$1,261	$1,213	$1,218
Plywood net sales price ($/MSF 3/8")	$356	$379	$357	$306	$351
Lumber net sales price ($/MBF)	$556	$570	$623	$629	$588
Segment sales (000)	$397,991	$425,483	$402,672	$307,124	$1,533,270
Segment income (loss) (000)[2]	$26,121	$36,482	$13,929	$(86,554)	$(10,022)
Segment depreciation and amortization (000)[4]	$17,544	$19,453	$18,727	$71,265	$126,989
Segment EBITDA (000)[1,2]	$43,665	$55,935	$32,656	$(15,289)	$116,967
EBITDA as a percentage of sales	11.0%	13.1%	8.1%	(5.0)%	7.6%
Capital spending (000)	$8,656	$6,279	$12,208	$26,249	$53,392
Receivables (000)	$91,190	$88,073	$81,870	$66,687
Inventories (000)	$167,579	$169,492	$181,534	$188,380
Accounts payable (000)	$54,774	$66,285	$66,379	$45,260

[1]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization.
[2]Segment income (loss) and segment EBITDA in third and fourth quarters 2018 include $11.0 million and $24.0 million, respectively, of charges related to the sale of assets.
[3]Segment depreciation and amortization in first quarter 2020 includes accelerated depreciation of $15.0 million to fully depreciate the curtailed I-joist production assets at our Roxboro, North Carolina facility.

[4]Segment depreciation and amortization in fourth quarter 2018 includes accelerated depreciation of $55.0 million to fully depreciate the curtailed LVL production assets at our Roxboro, North Carolina facility.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2020
	Q1	Q2	Q3	Q4	YTD
Commodity sales	41.9%	43.2%	50.0%		45.5%
General line sales	37.9%	39.5%	33.6%		36.7%
EWP sales	20.2%	17.3%	16.4%		17.8%
Total sales (000)	$1,049,997	$1,134,260	$1,437,683		$3,621,940
Gross margin[1]	12.6%	13.4%	16.4%		14.4%
Segment income (000)	$29,302	$43,210	$107,901		$180,413
Segment depreciation and amortization (000)	$5,344	$5,584	$5,686		$16,614
Segment EBITDA (000)[2]	$34,646	$48,794	$113,587		$197,027
EBITDA as a percentage of sales	3.3%	4.3%	7.9%		5.4%
Capital spending (000)	$6,528	$4,358	$11,708		$22,594
Receivables (000)	$304,082	$322,430	$386,236
Inventories (000)	$372,084	$316,008	$317,646
Accounts payable (000)	$282,886	$297,147	$357,381

	2019
	Q1	Q2	Q3	Q4	YTD
Commodity sales	43.9%	41.0%	40.8%	41.4%	41.7%
General line sales	35.6%	39.2%	39.7%	37.8%	38.2%
EWP sales	20.5%	19.8%	19.5%	20.8%	20.1%
Total sales (000)	$907,708	$1,097,421	$1,145,621	$986,969	$4,137,719
Gross margin[1]	11.8%	12.4%	13.0%	13.0%	12.6%
Segment income (000)	$17,517	$33,800	$38,665	$26,254	$116,236
Segment depreciation and amortization (000)	$5,132	$5,028	$5,278	$5,331	$20,769
Segment EBITDA (000)[2]	$22,649	$38,828	$43,943	$31,585	$137,005
EBITDA as a percentage of sales	2.5%	3.5%	3.8%	3.2%	3.3%
Capital spending (000)[3]	$3,634	$5,163	$10,582	$5,667	$25,046
Receivables (000)	$264,867	$288,032	$276,407	$204,410
Inventories (000)	$390,447	$360,605	$338,787	$338,851
Accounts payable (000)	$259,368	$238,932	$257,818	$177,155

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2018
	Q1	Q2	Q3	Q4	YTD
Commodity sales	49.4%	49.6%	47.9%	45.8%	48.3%
General line sales	31.8%	32.4%	33.2%	35.5%	33.1%
EWP sales	18.8%	18.0%	18.9%	18.7%	18.6%
Total sales (000)	$992,381	$1,213,783	$1,159,304	$922,234	$4,287,702
Gross margin[1]	11.8%	12.0%	10.3%	10.9%	11.3%
Segment income (000)	$32,388	$47,713	$23,504	$8,905	$112,510
Segment depreciation and amortization (000)	$4,172	$4,447	$4,755	$4,906	$18,280
Segment EBITDA (000)[2]	$36,560	$52,160	$28,259	$13,811	$130,790
EBITDA as a percentage of sales	3.7%	4.3%	2.4%	1.5%	3.1%
Capital spending (000)[4]	$4,419	$8,716	$7,098	$5,591	$25,824
Receivables (000)	$294,940	$321,310	$277,928	$193,759
Inventories (000)	$371,144	$403,114	$377,909	$344,669
Accounts payable (000)	$282,678	$304,364	$260,083	$178,182

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income before depreciation and amortization.
[3]During 2019, capital spending in second quarter excludes $15.7 million of cash paid for the acquisition of businesses and facilities.
[4]During 2018, capital spending in second and fourth quarters excludes $17.6 million and $8.0 million, respectively, of cash paid for the acquisition of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(in thousands)

Total Boise Cascade Company

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps and loss on extinguishment of debt. The following tables reconcile net income (loss) to EBITDA and Adjusted EBITDA for the periods noted below:
	2020
	Q1	Q2	Q3	Q4	YTD

Net income	$12,200	$33,586	$103,192		$148,978
Interest expense	6,421	6,633	7,002		20,056
Interest income	(655)	(190)	(113)		(958)
Income tax provision	4,007	11,334	34,633		49,974
Depreciation and amortization	35,332	19,899	20,029		75,260
EBITDA	57,305	71,262	164,743		293,310
Change in fair value of interest rate swaps	2,314	514	(147)		2,681
Loss on extinguishment of debt	—	—	13,968		13,968
Adjusted EBITDA	$59,619	$71,776	$178,564		$309,959

	2019
	Q1	Q2	Q3	Q4	YTD

Net income	$11,389	$27,718	$27,171	$14,647	$80,925
Interest expense	6,437	6,486	6,532	6,596	26,051
Interest income	(492)	(416)	(837)	(1,066)	(2,811)
Income tax provision	3,200	9,751	9,650	4,705	27,306
Depreciation and amortization	19,217	19,454	20,969	20,501	80,141
EBITDA	39,751	62,993	63,485	45,383	211,612
Change in fair value of interest rate swaps	983	1,551	569	(140)	2,963
Adjusted EBITDA	$40,734	$64,544	$64,054	$45,243	$214,575

	2018
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$37,050	$41,825	$13,848	$(72,246)	$20,477
Interest expense	6,362	6,580	6,585	6,666	26,193
Interest income	(264)	(237)	(500)	(648)	(1,649)
Income tax provision (benefit)	9,790	13,835	(814)	(21,186)	1,625
Depreciation and amortization	22,111	24,296	23,881	76,549	146,837
EBITDA	75,049	86,299	43,000	(10,865)	193,483
Change in fair value of interest rate swaps	(1,641)	(499)	(279)	1,868	(551)
Adjusted EBITDA	$73,408	$85,800	$42,721	$(8,997)	$192,932

For additional information regarding the non-GAAP measures presented in this document, please refer to our press release announcing our third quarter 2020 financial results, a copy of which attached as Exhibit 99.1 to our Current Report on Form 8-K furnished to the Securities and Exchange Commission on October 30, 2020.